Prospectus

January 28, 2005

THE DCM FUND

A SERIES OF THE

DCM SERIES TRUST

The DCM Series Trust (the "Trust") currently offers one series of shares to investors, the DCM Fund (the "Fund").

The Fund is designed for investors seeking long-term growth of capital.

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully and keep it with your investment records.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOUR GUIDE TO THE PROSPECTUS

This prospectus is designed to help you make an informed decision about whether investing in the DCM Fund (the "Fund") is appropriate for you. The investment adviser for the Fund is Derby Capital Management ("DCM").

We have divided the prospectus into three sections to make it easy for you to find what you are looking for.

The first section, The Fund, contains a discussion of the objective, principal risks and fees of the Fund. In particular, this section tells you four important things about the Fund:

The Fund's Investment Goal - what the Fund is trying to achieve.

The Principal Investment Policies Of The Fund - how the Fund tries to meet its investment goal.

The Investment Selection Process Used By The Fund - this section specifies the Fund's primary types of investments and principal investment strategies.

Risks You Should Be Aware Of - the principal risks associated with the Fund.

The other two sections of the prospectus - The Fund's Management and How To Buy And Sell Shares - provide detailed information about how the Fund is managed, the services and privileges available to the Fund's shareholders, how shares are priced and how to buy and sell shares.

TABLE OF CONTENTS

The Fund

4

The Investment Objective and Philosophy of the Fund

4

The Principal Investments and Policies of the Fund

4

The Investment Selection Process Used by the Fund

5

The Principal Risks of Investing in the Fund

5

Portfolio Holdings Disclosure

6

Past Performance

7

Average Annual Total Return

7

Fees and Expenses

9

Shareholder Transaction Expenses

10

Other Investment Policies of the Fund

11

Non-Principal Risks of Investing in the Fund

11

The Fund's Management

14

The Investment Adviser

14

The Portfolio Manager

14

The Administrator and Distributor

15

Distribution Arrangements

15

How To Buy and Sell Shares

16

Determining Share Price

16

Purchasing Shares

18

How to Redeem Shares

22

Shareholder Services

24

Distributions and Taxes

25

General Information

28

Miscellaneous

28

Financial Highlights

29

Privacy Policy

30

Why You Should Read This Prospectus

Reading the prospectus will help you to decide whether the Fund is the right investment for you. It allows you to compare the Fund's objective, principal investment strategies, principal risks and performance with other mutual funds. Please keep it for future reference.

THE FUND

The Investment Objective And Philosophy Of The Fund

The Fund seeks long-term growth of capital by investing primarily in the common stocks of 20-30 medium and large companies that are selected for their long-term growth potential. This type of investing is often referred to as "focus investing." The Fund's objective may be changed by the Board of Trustees without shareholder approval. You will receive advance written notice of any material changes to the Fund's objective.

The Principal Investments And Policies Of The Fund

Derby Capital Management ("DCM"), the Fund's investment adviser, seeks to accomplish the Fund's investment objective by investing primarily in the equity securities of companies that DCM believes have earnings growth potential. The Fund seeks to hold each investment indefinitely, which should produce a lower turnover rate and, thus, lower taxable income.

All mutual funds must elect to be "diversified" or "non-diversified," which will affect the number and size of the positions that a fund can take in the securities of different issuers. As "non-diversified," the Fund has the ability to invest in fewer securities at any one time than a diversified fund. Specifically, the Fund, may invest, with respect to 50% of its total assets, up to 5% of its total assets in the securities of any one issuer. While the Fund typically will hold the securities of fewer companies than a diversified fund, the Fund may invest up to 25% of its total assets in a single issuer (other than U.S. government securities) and the Fund may own up to 10% of the outstanding voting shares of any issuer.

Under adverse market conditions or in the event of exceptional redemption requests, the Fund may hold cash or cash-equivalents and invest in money market securities, U.S. government obligations and short-term debt securities. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent that it would if it remained more fully invested in common stocks. The Fund may also purchase high-grade commercial paper, certificates of deposit, and may enter into repurchase agreements.

The Investment Selection Process Used By The Fund

We invest in businesses, not stocks. The decision to invest in a business is based upon our opinion of the long-term profitability of the business, not the short-term fluctuation of the stock. We seek to increase your capital by purchasing an interest in a limited number of companies that we expect to grow at above average rates, but whose stocks are selling at what we believe is a discount to their fair value.

By focusing on a select number of high quality companies, we are able to concentrate our investments in only those companies that we estimate offer the most return with the least risk. In addition, our preference for long-term holding periods often translates to lower turnover rate, lower transaction costs, lower taxable income and consequently higher returns.

We use a "bottom-up" stock selection approach in constructing each portfolio. In determining whether a particular business is suitable for investment, we focus on and analyze the balance sheet and income statement of each business, including its cash flow, debt, profit margins, management, market dominance, franchise durability, and pricing power. We then weigh these attributes against prospects of the business and the industry in which it operates. We may supplement this research by contacting various levels of a company's management, as well as its customers, suppliers, and competitors. In addition, as an independent investment management firm, we have access to top security, industry and economic research. It is important to note that we are as concerned with the return of your capital as we are with the return on your capital. Accordingly, investments are made at a considerable discount to our estimate of a business' intrinsic value. We believe that this methodical process allows us to take advantage of the markets' emotional reactions.

Although it is unlikely, the Fund may also invest its assets in other securities or engage in different investment practices. These securities and practices are not part of the Fund's principal investment strategies, but may be used from time to time to supplement or enhance the Fund's principal investment strategies in an effort to achieve the Fund's investment objectives. Please refer to the Statement of Additional Information ("SAI") for more information on these securities and investment practices.

The Principal Risks Of Investing In The Fund

Risks In General

There are two basic risks prevalent in all mutual funds investing in common stocks: general market risks and risks which arise from the investment strategies of the adviser of the particular fund. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the general market factors affecting the securities markets of the Fund's investments. There is a risk that DCM's investment decisions may not accomplish what they were intended to achieve in response to these factors. The Fund cannot eliminate risk or assure achievement of its objective: therefore, you could lose money investing in the Fund. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Please note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Common Stocks

The Fund invests primarily in common stocks of medium and large companies, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Many factors affect an individual company's performance, such as the strength of its management or the demand for its products or services. Negative performance may affect the earnings growth potential anticipated by DCM in picking the individual stocks in the Fund's portfolio.

There are overall stock market risks that may affect the value of the Fund. Over time, stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. In addition, for the reasons outlined above, the value of the Fund's investments may increase and decrease more than the stock markets in general.

Risk Of Non-Diversification

As previously mentioned, the Fund is a non-diversified portfolio, which means that, at any given time, it may hold fewer securities than portfolios that are "diversified." Because the portfolio of the Fund may be invested in the securities of a smaller number of issuers than in the case of a "diversified" portfolio, the risk that the value of the Fund could go down because of the poor performance of any one investment is greater.

Portfolio Holdings Disclosure

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings are available in the Statement of Additional Information, which may be requested free of charge by calling 1-888-878-2696.

Past Performance

Annual return includes the reinvestment of dividends and distributions and reflects fund expenses. As with all mutual funds, past performance does not guarantee future results.

2000	-28.69%
2001	-12.09%
2002	-19.18%
2003	26.19%
2004	7.13%

During the period shown in the above chart, the highest return for a quarter was 16.13% (quarter ended 12/31/01) and the lowest return for a quarter was -20.22% (quarter ended 9/30/01).

Average Annual Total Return

The Fund's average annual return is compared with the S&P 500, an unmanaged index consisting of broad-based common stocks. The S&P 500 does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of market performance for large-cap company stocks. Unlike the Fund, the S&P 500 does not incur fees or charges.

The following table provides some indication of the risks of investing in the Fund by showing the Fund's performance from inception through the end of the calendar year 2004, and by showing how the Fund's annual return compares with that of a broad measure of market performance. The Fund’s before or after tax performance is not an indication of future results.  Returns are based on past performance and are not an indication of future results.

Average Annual Total Return (for the period ended December 31, 2004)

Fund	1-Year	5-Years	Life of the Fund (1)
Return before taxes	7.13%	-7.29%	-3.61%
Return after taxes on distributions (2)	7.04%	-7.31%	-3.63%
Return after taxes on distributions and sale of Fund shares (2)	4.64%	-6.05%	-3.04%
S&P 500 Index (3)	10.88%	-2.30%	0.75%

(1) The Fund commenced operations on October 19, 1999.

(2)  The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period because of the tax benefit of realizing a capital loss from the sale of Fund shares.

(3) The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.  Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

Fees And Expenses Of The Fund

As an investor, you pay certain fees and expenses in connection with your investment in the Fund, which are described in the table below. Fund operating expenses are paid out of the assets of the Fund, so their effect is included in each Fund's share price.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as
a percentage of offering price) NONE
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends NONE
Maximum Deferred Sales Charge (Load) NONE
Redemption Fee (for redemptions occurring within the
first six months after purchase) 1.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees 1.00%
Distribution (12b-1) Fees (a) 0.00%
Other Expenses 1.08%
Total Fund Operating Expenses (b) 2.08%

(a)

The Fund has adopted a Rule 12b-1 plan, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.25% per year of the Fund's average net assets. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. During the fiscal year ended September 30, 2004, the Fund did not incur any 12b-1 charges.

(b)

During the fiscal year ended September 30, 2004, the Investment Adviser waived its advisory fee and reimbursed other operating expenses in excess of 1.50% (excluding brokerage commission, interest, taxes and extraordinary expenses) of the Fund's average daily net assets. For the fiscal year ending September 30, 2005, the Investment Adviser agreed to waive its advisory fee and reimburse other operating expenses in excess of 1.75% (excluding brokerage commission, interest, taxes and extraordinary expenses) of the Fund’s average daily net assets.  The waiver is voluntary and may be terminated at any time

Shareholder Transaction Expenses

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions that other funds use in their prospectuses:

•

$10,000 initial investment

•

5% total return on your investment each year

•

Fund operating expenses remain the same

•

redemption at the end of each time period

•

Reinvestment of all dividends and distributions.

You pay the same amount in expenses whether you hold your shares or sell them at the end of each period. Your actual costs may be higher or lower because Fund operating expenses change, so use this example for comparison only. Based on these assumptions at the end of each period your costs would be:

ONE YEAR     THREE YEARS    FIVE YEARS     TEN YEARS

      $211                     $652                   $1,119

    $2,410

Please note that the above example is an estimate of the expenses to be incurred by shareholders of the Fund and is based on gross operating expenses. In addition, the Fund will impose a 1% redemption fee for any redemption of Fund shares within the first six months of purchase.

The following is an estimate of what the actual shareholder costs would be assuming the same hypothetical conditions as specified above and assuming that the Adviser continues to voluntarily waive its advisory fee and to reimburse other operating expenses in excess of 1.75% (excluding brokerage commissions, interest, taxes and extraordinary expenses) of the Fund’s average daily net assets (the Adviser has been waiving its advisory fee and reimbursing operating expenses since the Fund commenced operations on 10/19/99).  The waiver by the Adviser is voluntary and may be terminated at any time.  Based on these assumptions at the end of each period your costs would be:

ONE YEAR     THREE YEARS    FIVE YEARS     TEN YEARS

      $178                    $620                      $1,088                  $2,384

Other Investment Policies Of The Fund

In addition to the principal investment policies of the Fund described above, the Fund may also implement other investment policies (as described below and in the Fund's Statement of Additional Information) from time to time in response to changing market conditions. The Fund does not anticipate that any of these policies will, at any time, be a principal policy or strategy of the Fund, or that, as described below, it will invest more than 10% of its assets under any such policy.

The Fund may invest in foreign securities. These investments may be publicly traded in the United States or on a foreign exchange, and may be bought and sold in a foreign currency. DCM generally selects foreign securities on a stock-by-stock basis based primarily on growth potential.

The Fund may invest in all types of fixed income instruments, including, without limitation, government-backed securities and corporate bonds, debentures and notes, which may include high-yield or "junk" bonds.

Primarily for hedging purposes, the Fund may use options, including options on securities and securities indices, futures, and foreign currency contracts.

The Fund may invest up to 15% of its net assets in illiquid investments, which are securities that cannot be sold or disposed of in 7 days at or above their original purchase price in the normal course of business.

The Fund may also invest in the securities of other investment companies.

The Fund may also invest in options, futures, and foreign currencies, and may enter into certain types of short sale arrangements.

Non-Principal Risks Of Investing In The Fund

As indicated above, the Fund may implement other investment policies from time to time in response to changing market conditions. While none of these policies will, at any time, be a principal policy or strategy of the Fund, there are, nevertheless, certain risks to the Fund. Because of the limited extent to which the Fund will employ these policies (at no time will more than 5%, except as indicated below, of the assets of the Fund be invested pursuant to any of these policies), the Fund believes that these risks will be minimal.

Risks Of Foreign Investing

The Fund may invest in foreign securities. Foreign investments may be riskier than U.S. investments because of factors such as:

•

unstable international political and economic conditions,

•

currency fluctuations,

•

foreign controls on investment and currency exchange,

•

withholding taxes,

•

a lack of adequate company information,

•

less liquid and more volatile markets, and

•

a lack of government regulation.

Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

Fixed Income Investing

Fixed income investing may be employed, to a limited extent, by the Fund. The following are some of the risks to the Fund from fixed income investing:

Credit Risk: The Fund could lose money if the issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.

High-Yield Securities: High-yield securities, also referred to as "junk bonds," are considered to be more speculative than higher quality securities. They are more susceptible to credit risk than investment-grade securities. This is especially true during periods of economic uncertainty or during economic downturns. High-yield securities, or "junk bonds," are non-investment grade securities. Non-investment grade securities are securities with ratings lower than BBB by Standard & Poor's Rating Service, or lower than Baa by Moody's Investor's Services, Inc. The value of lower quality securities is subject to greater volatility and is generally more dependent on the ability of the issuer to meet interest and principal payments than is the case for the value of higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

Interest Rate Risk: The value of the Fund's investments in fixed income securities may fall when interest rates rise.

U.S. Government securities are high quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government.  U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.  Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

Risks Of Investing In Options And Futures

These types of investments can be volatile and investment in them exposes the assets invested in them to greater than average risk. The Fund will invest in options and futures only if market conditions dictate and then only to a limited extent.

Risks Of Investing In Illiquid Securities

The Fund may be unable to dispose of its holdings in illiquid securities at acceptable prices and may have to dispose of such securities over extended periods of time. The Fund, however, is prohibited from investing more than 15% of its net assets in illiquid investments.

THE FUND'S MANAGEMENT

The Investment Adviser

Derby Capital Management ("DCM"), a Massachusetts corporation located at 7 Wells Avenue, Newton, MA 02459, was formed in December 1986 and serves as the investment adviser to the Fund. DCM will furnish continuous investment advisory and management services to the Fund. In addition to the Fund, DCM provides investment management services to private accounts and, as of December 31, 2004, had approximately $400 million under management.

DCM manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees. DCM furnishes office space and all office facilities, equipment and executive personnel necessary for managing the Fund. DCM also pays the salaries and fees of all officers and trustees of the Trust who are also officers, directors, or employees of DCM. The Trust pays the salaries and fees of all other trustees of the Trust. For its services, DCM receives a fee of 1.00% per year of the average daily net assets of the Fund.

The Portfolio Manager

Mark A. Derby and Jonathan J. Derby manage the investment program of the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio.

Mark A. Derby has been with Derby Capital Management since January 1989, and has served as a Vice President since then. Prior to that time, Mark Derby was the President of Mark Derby & Associates, Ltd., a pension consulting firm. He is also a Certified Public Accountant.

Jonathan J. Derby has been with Derby Capital Management since July 1992, and has served as its legal counsel and a Vice President since then. Prior to joining Derby Capital Management, Jonathan Derby was an attorney with the New York law firm of Schulte, Roth & Zabel. He is admitted to the Bars of the State of New York and the Commonwealth of Massachusetts.

Burton H. Derby founded Derby Capital Management in 1986 and has served as its President since then.

The Administrator And Distributor

Gemini Fund Services, LLC ("GFS"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, NY 11788, serves as the Fund's administrator, fund accountant and transfer agent. Management and administrative services of GFS include (i) providing office space, equipment and junior management and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) record keeping, and (iv) legal and regulatory services.  As the Fund's transfer agent, GFS provides services such as processing shareholder account transactions, disbursing Fund distributions, and supervising custodial and other third party services.

Aquarius Fund Distributors, LLC (the "Distributor"), an affiliate of GFS, has entered into a distribution agreement with the Trust to serve as distributor for the Fund's shares. The Distributor is entitled to receive a distribution fee equal to up to 0.25% of the Fund's average daily net assets.

DCM and the Distributor may, out of their own assets, pay for certain expenses incurred in connection with the distribution of Fund shares. In particular, the Distributor may make payments out of its own assets to sales representatives and other broker-dealers in connection with their sales of Fund shares.

Distribution Arrangements

Distribution Fees

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Under the Plan, the Fund will pay on an annual basis up to 0.25% of the average daily net assets of the Fund to reimburse the Distributor for expenses that it incurs to distribute and market shares of the Fund.

The Plan provides that the Fund may finance activities that are primarily intended to result in the sale of the Fund's shares. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's transfer agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

Payments under the Plan are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by DCM. The Trust's Board of Trustees evaluates the Plan on a regular basis.  The Plan is currently inactive.

HOW TO BUY AND SELL SHARES

Determining Share Price

The price at which you buy or sell Fund shares is the net asset value per share, or "NAV". The NAV is calculated at the close of regular trading of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) each day that the NYSE is open. It is not calculated on days the NYSE is closed for trading. Currently, the NYSE is closed for trading on weekends and certain holidays. The price for a purchase or redemption of Fund shares is the NAV next calculated after receipt of your request.

Anti-Money Laundering and Customer Identification Programs

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Application Form, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.  The Fund reserves the right to request such information as is necessary to verify the identity of a prospective investor.  In the event of delay or failure by a prospective investor to produce any information required for verification purposes, the Fund may refuse to accept the subscription and any monies relating thereto.

Calculating NAV

The price for the shares is determined by adding the value of the investments, cash and other assets, deducting liabilities, and then dividing that amount by the total number of shares outstanding.

In calculating NAV, portfolio securities are valued at the last current sales price on the market where the security is normally traded, unless that price is not representative of market values. This could be the case, for example, if, after the close of the market, an event took place that had a major impact on the price of the Fund's securities.

Fund portfolio securities which are traded on a national securities exchange are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing Price (NOCP).

If a security does not have a readily available market quotation, the Fund values the security based on fair value, as determined in good faith in accordance with the guidelines established by the Fund’s Board.  The types of securities for which fair value pricing are required include, but are not limited to:

•

the security is deemed to be “illiquid,” such as restricted securities that are not eligible for resale pursuant to Rule 144A and repurchase agreements or time deposits maturing in more than seven days;

•

the exchange or trading market on which the security is principally traded is closed, whether due to its regular closing schedule or otherwise, prior to the time when a Fund determines its NAV;

•

the issuer of the security has entered into a restructuring;

•

trading in the security has been halted or suspended;

•

the price of the security has not changed for at least three consecutive business days;

•

the security is a fixed income security that has recently gone into default and for which there is no current market value quotation;

•

the security is a foreign security subject to trading collar for which no or limited trading takes place;

•

reliable market quotations are not readily available for the security as a result of a significant event affecting the issuer or the market;

•

market quotations for the security are unavailable from pricing sources approved by the Valuation Committee formed in accordance with these Procedures (the “Valuation Committee”) or the price obtained from such approved pricing sources is unreliable, in the opinion of the Investment Adviser;

•

the price of the security, as provided by any pricing source, does not, in the opinion of the Investment Adviser reflect the security’s market value.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser makes such determinations under the supervision of the Board, in good faith in accordance with procedures adopted by the Board.  There is no assurance that a Fund will obtain the fair value assigned to a security if it were to sell such security while it is fair valued. The fair value price of a security may differ from the last available market quotation for such security. The desired effect of any resulting change in the Fund’s NAV is to foreclose arbitrage opportunities for market timers.

Frequent Purchases and Redemptions of Fund Shares

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Fund. A 1% redemption fee will be assessed against investment proceeds withdrawn within six months of investment.  In addition, the Fund reserves the right to reject trades if there is reason to believe that an investor is engaging in market timing activities. To this end, the Fund monitors large redemptions whenever they occur, except with regard to omnibus accounts.

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

Purchasing Shares

General Purchase Information

The Fund's shares may be purchased at its public offering price, which is the Fund's net asset value per share, from the Distributor, from other broker-dealers who are members of the NASD and certain financial institutions each of which has entered into selling agreements with the Distributor.

When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined. If an order is placed with a broker-dealer, or other financial institution, the broker-dealer or other financial institution is responsible for promptly transmitting the order to the Fund.

The minimum initial and additional investments, as well as minimum balances, are as follows:

MINIMUM           MINIMUM          MINIMUM

  INITIAL           ADDITIONAL       BALANCE

Regular Accounts                                  $2,500                      $100                           $1,000

Traditional IRAs and IRA

     Rollovers

1,000                        100

500

Spousal IRAs

1,000                        100

500

Roth IRAs

1,000                        100

500

SEP-IRAs

1,000                        100

500

Gifts to Minors                                            500                          50

500

Automatic Investment Plans

1,000                          50                              1,000

The Fund may waive account minimums if it is economically feasible and in the best interests of the Fund's shareholders. The Fund has the right to reject any purchase order, or limit or suspend the offering of its shares.

Shares of the Fund may be purchased by opening an account either directly by mail or by phone using federal funds wire. Shares are deemed to be purchased as of the time of determination of the Fund's net asset value on the day the purchase order for the purchase of its shares is received, subject to acceptance, in proper form by GFS as set out below.

Investors may make systematic investments in fixed amounts automatically on a monthly basis through the Fund's Automatic Investment Plan. Additional information is available from GFS.

Purchases By Telephone

To open an account by telephone, you must first call (888) 878-2696 to obtain an account number and instructions. Information, including the appropriate federal tax identification number, concerning the account will be taken over the phone. Subject to acceptance by GFS, shares of the Fund may be purchased by wiring immediately available federal funds (subject to the minimum investment) to First National Bank of Omaha from your bank, which may charge a fee for doing so (see instructions below). You should provide your bank with the following information for purposes of wiring your investment:

First National Bank of Omaha

ABA#104000016

ACCOUNT#  11288426

F/B/O DCM Fund

F/F/C:

SHAREHOLDER ACCT. NO.

(write in account number)

SHAREHOLDER ACCT. NAME

(write in account name)

You are required to mail a signed application to GFS at the address indicated below in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and GFS are open for business. A wire purchase will not be considered made until the wired money is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or of GFS. There is presently no fee for the receipt of wired funds, but the Fund reserves the right to charge shareholders for this service.

Purchases By Mail

Subject to acceptance by GFS, an account may be opened by completing and signing an account application and mailing it to the Fund at the address noted below, together with a check (subject to the Fund's minimum investment) payable to:

DCM Fund

c/o Gemini Fund  Services, LLC

4020 South 147th St., Suite 2

Omaha, Nebraska 68137

Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share next determined, after receipt. All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks. In the event that there are insufficient funds to cover a check, the prospective investor will be assessed a $15.00 charge. If a purchase is canceled due to non-payment, the prospective investor will be responsible for any loss the Fund incurs. The Fund does not accept cash or third-party checks for the purchase of shares.

Third Party Transactions

If you buy and redeem shares of the Fund through a member of the National Association of Securities Dealers, Inc., or other financial institution, the policies and fees charged by that institution may be different from those of the Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Fund's behalf. The Fund will be deemed to have received the order when an authorized broker or a broker authorized designee accepts your order. Your order will be priced at the Fund's net asset value next computed after it is received by the authorized broker or broker authorized designee.

Additional Investments

Additional investments of $100 or more ($50 or more for Gifts to Minors and Automatic Investment Plan investments) may be made at any time by purchasing shares of the Fund at net asset value, by mailing a check to the Fund at the address noted under "Purchases by Mail" or by wiring monies to First National Bank of Omaha as outlined above from a bank or other financial institution with which the shareholder has an account and which is a member of the Federal Reserve system with instructions to transmit Federal funds by wire to the Fund.

Other Purchase Information

The Fund must receive an order by the close of any business day for the purchase to be effective on that day. If funds are received after the close of business, the purchase will become effective on the next business day.

All purchases of the Fund's shares will be made in full and fractional shares calculated to three decimal places. The Fund will not issue stock certificates evidencing ownership of Fund shares.

Investors purchasing Fund shares through a shareholder organization may be charged a transaction-based fee or other fee by such organization for the services of such organization. Each shareholder organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Customers of shareholder organizations should read this prospectus in light of the terms governing accounts with such organizations. The Fund does not pay to or receive compensation from shareholder organizations for the sale of its shares.

How To Redeem Shares

General Redemption Information

You may redeem all or a portion of your shares on any day that the Fund values its shares (please refer to "Determining Share Price" above for more information). Your shares will be redeemed at the net asset value next determined after receipt of your instructions in "good order" as explained below. The Fund's net asset value will fluctuate on a daily basis. In addition, you will be assessed a redemption fee of 1% of the value of the shares being redeemed for any redemption (other than an involuntary redemption) which occurs during the first six months of purchase.

To redeem your shares, you may either contact your broker-dealer or financial institution with an oral request or send a written request directly to GFS. This request should contain: the dollar amount or number of shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A medallion signature guarantee is required for redemptions over $50,000. Please contact GFS or refer to the SAI for more details.

Shares of the Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

By Mail

The Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of the Fund is determined as of 4:00 p.m., Eastern time, on each day that the NYSE is open for business.  Requests should be addressed to: DCM Fund, c/o Gemini Fund Services, LLC, 4020 South 147th St., Suite 2, Omaha NE 68137.

Requests in "good order" must include the following documentation:

(a)

a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(b)

any required signature guarantees (see "Signature Guarantees" below); and

(c)

other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Signature Guarantees

To protect shareholder accounts, the Fund and GFS from fraud, medallion signature guarantees are required to enable the Fund to verify the identity of a person who has authorized a redemption of $50,000 or more from an account. Medallion signature guarantees are also required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Medallion signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at (888) 878-2696 for further details.

By Telephone

Provided the Telephone Redemption Option has been authorized, a redemption of shares may be requested by calling the Fund and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and GFS may act on telephone instructions from any person representing himself or herself to be the shareholder and believed by the Fund or GFS to be genuine. GFS records of such instructions are binding and each shareholder, and not the Fund or GFS, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or GFS to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Payment Of Redemption Proceeds

After your shares have been redeemed, proceeds will normally be mailed within three business days. In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the NYSE. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank that is not a member of the Federal Reserve System, or until such check has cleared the banking system (normally up to 15 days from the purchase date).

Investors redeeming Fund shares through a shareholder organization may be charged a transaction-based fee or other fee by such organization for the services of such organization. Each shareholder organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding redemptions. Customers of shareholder organizations should read this prospectus in light of the terms governing accounts with such organizations.

Involuntary Redemption

The Fund reserves the right to redeem your account if at any time the net asset value of the account falls below $1,000 ($500 for retirement accounts) as the result of a redemption. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.

Shareholder Services

The Fund offers several shareholder service options to make your account easier to manage which are listed on the account application. Please make note of these options and select the ones that are appropriate for you.

Automatic Investment Program

You may arrange to make additional automated purchases of Fund shares by completing the required section of the account application included with this prospectus. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. You should contact your broker-dealer, financial institution or GFS to obtain additional application forms or for additional information.

Telephone Transaction Privileges

If you hold your shares in an account with GFS, you may authorize telephone privileges by completing the required section of the account application included with this prospectus. Please contact GFS for an additional application or for more details. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone activity. If you cannot reach the Fund by telephone, you should contact your broker-dealer, financial institution or issue written instructions to GFS at the address set forth herein. The Fund reserves the right to modify, suspend or terminate its telephone services at any time without notice.

Tax-Qualified Retirement Plans

The Fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

•

Individual Retirement Accounts ("IRAs"), Simple IRAs and Roth IRAs;

•

403(b) plans for employees of public school systems and non-profit organizations; or

•

401(k) plans;

•

Profit-sharing plans and pension plans for corporations and other employees.

You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a "Request to Transfer" form.

Confirmation Of Transactions And Reporting Of Other Information

The Fund will mail you confirmations of all of your purchases or redemptions of Fund shares. In addition, you will also receive account statements on a quarterly basis. This information will be provided to you from either your broker-dealer, financial institution or GFS. You will also receive various tax forms after the first of each year detailing important tax information and the Fund is required to supply annual and semi-annual reports that list securities held by the Fund and include its then current financial statements.

Distributions And Taxes

Distributions

The Fund makes distributions to shareholders at least annually, primarily from two sources: net long-term capital gains and income dividends, if any. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid federal income or excise taxes. Most of the Fund's distributions are expected to be from net long-term capital gains.

Unless you tell us that you want to receive your distributions in cash, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. Your other options are to receive checks for these payments or have them deposited directly into your bank account.

Tax Considerations

Unless your investment is in a tax-deferred account you may want to avoid:

•

Investing a large amount in the Fund near the end of the calendar year; if the Fund makes a capital gains distribution you will receive some of your investment back as a taxable distribution.

•

Selling shares at a loss for tax purposes and then making an identical investment within 30 days. The result is a wash sale and you will not be allowed to claim a tax loss.

Tax Consequences

The buying, selling and holding of mutual fund shares may result in a gain or a loss and is a taxable event. Distributions from the Fund, whether received in cash or additional shares of the Fund, may be subject to federal income tax. Any net investment income and net short-term capital gains distributions you receive from the Fund are taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

          TRANSACTION                        TAX STATUS

          Income dividends

    Ordinary Income

          Short-term capital gains             Ordinary Income

          Long-term capital gains             Capital Gain

If the Fund's (1) income distributions exceed its net investment income and net short-term capital gains or (2) capital gains distributions exceed its net capital gains in any one year, all or a portion of those distributions may be treated as a return of capital to you. Although a return of capital is not taxed, it will reduce the cost basis of your shares.

"Cost Basis" is the amount you paid for your shares. When you sell shares, you subtract the cost basis from the sale proceeds to determine whether you realized an investment gain or loss. For example, if you bought $1000 worth of shares of the Fund and sold them two years later at $1200, your cost basis is $1000 and your gain is $200.

Tax-Deferral

Generally, if your investment is in a traditional IRA or other tax-deferred account, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.

Other Tax Information

The Fund may be subject to foreign withholding taxes or other foreign taxes on some of its foreign investments. This will reduce the yield or total return on those investments. In addition, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or Tax Identification Number (TIN).

Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by the Fund for the preceding year. Distributions by the Fund generally will be subject to state and local taxes. Additional tax information may be found in the SAI. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

GENERAL INFORMATION

Miscellaneous

The Trust is a non-diversified, open-end management investment company, which was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 5, 1999. The Trust's business and affairs are managed by its officers under the direction of its Board of Trustees. The Trust currently offers its shares in one series, the DCM Fund, which is being offered for sale in this prospectus. The Board of Trustees is authorized under the Trust's Declaration of Trust to issue additional series of the Trust's shares of beneficial interest without shareholder approval in order to create additional funds. In addition, the Board of Trustees may, without shareholder approval, create and issue one or more classes of shares within each series.

All shares of the Fund, when issued, will be fully paid and nonassessable and will be redeemable. They can be issued as full or fractional shares. A fractional share has, pro rata, the same rights and privileges as a full share. The shares possess no preemptive or conversion rights. The shares of the Fund will share ratably in the dividends of the Fund, if any, as may be declared by the Board of Trustees, and in the distribution of any net assets in liquidation of the Fund, after the payment of all debts and liabilities of the Fund.

Each share of the Fund has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Fund's shares. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of the Board of Trustees can elect all of the trustees if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any trustees.

Except as may be required under the Investment Company Act, the Trust will not hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of members of the Board of Trustees or the appointment of auditors. However, pursuant to the Trust's Bylaws, the holders of shares representing at least 10% of the Fund's total outstanding shares may request that the Fund hold a special meeting of shareholders. The Trust will assist in the communication with other shareholders. In addition, the Investment Company Act requires a shareholder vote for any amendments to investment advisory contracts.

The Company reserves the right to amend any of its non-fundamental policies, practices and procedures described in this prospectus, including the Fund's SAI, without shareholder approval.

DCM FUND FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the years ended September 30, 2004, 2003, and 2002 has been audited by Russell, Brier & Co. LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.  The Fund’s financial statements and financial highlights for the year ended September 2001 and the period ended September 30, 2000 were audited by other auditors.

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Period Ended
	September 30,		September 30,		September 30,	September 30,	September 30,
	2004		2003		2002	2001	2000 (1)

Net Asset Value, Beginning of Year	$ 6.91		$ 5.79		$ 6.51	$ 10.06	$ 10.00

Income (Loss) From
Investment Operations:
Net investment income (loss) (2)(3)	0.01	*	(0.01)	**	(0.03)	(0.10)	(0.09)
Net realized and unrealized gain (loss)
from investment operations (2)	0.81		1.13		(0.69)	(3.45)	0.15
Total from investment operations	0.82		1.12		(0.72)	(3.55)	0.06

Net Asset Value, End of Year	$ 7.73		$ 6.91		$ 5.79	$ 6.51	$ 10.06

Total Return (4)	11.87%		19.34%		(11.06)%	(35.29)%	0.60%

Ratios/Supplemental Data:
Net assets, end of year (000s)	$ 13,606		$ 10,743		$ 7,142	$ 7,670	$ 10,864
Ratio of expenses to average net
assets, before waiver/reimbursement	2.08%		2.55%		2.54%	2.22%	2.61%	(5)
Ratio of net expenses to average net
assets, after waiver/reimbursement	1.50%		1.50%		1.50%	1.48%	1.50%	(5)
Ratio of net investment loss to average
net assets, before waiver/reimbursement	(0.46)%		(1.14)%		(1.48)%	(1.36)%	(1.95)%	(5)
Ratio of net investment loss to average
net assets, after waiver/reimbursement	0.12%		(0.09)%		(0.44)%	(0.62)%	(0.83)%	(5)

Portfolio Turnover Rate	28.67%		41.99%		31.51%	40.14%	62.69%

(1)	For the period from October 19, 1999 (commencement of operations) to September 30, 2000.
(2)	Per share amounts calculated using the monthly average shares method.
(3)	For the years ended September 30, 2004, 2003, 2002 and 2001 and for the period ended
September 30, 2000, the advisor voluntarily waived its fee and reimbursed other expenses. Had such actions not been undertaken, net investment loss per share would have been $(0.04), $(0.07), $(0.10), $(0.22) and $(0.21), respectively.
(4)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5) Annualized.
* Unrounded value is $0.009.
** Unrounded value is $(0.006).

PRIVACY POLICY

(The Privacy Policy is not part of this Prospectus)

The Fund recognizes and respects the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

The Fund collects, retains and uses information that assists us in providing the best service possible. This information comes from the following sources:

•

Account applications and other required forms,

•

Written, oral, electronic telephonic communications and

•

Transaction history from your account.

The Fund does not disclose personal nonpublic information to unaffiliated third parties, except at required or as permitted by law.

Access to personal nonpublic information is restricted to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our investors.

THE DCM FUND

A SERIES OF THE

DCM SERIES TRUST

INVESTMENT ADVISER

DERBY CAPITAL MANAGEMENT

ADMINISTRATOR

Gemini Fund Services, LLC

DISTRIBUTOR

Aquarius Fund Distributors, LLC

COUNSEL

Goodwin Procter LLP

INDEPENDENT ACCOUNTANTS

Russell, Brier & Co. LLP

Where To Go For More Information

You will find more information about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORTS: The Fund publishes annual and semiannual reports to shareholders that contain detailed information on the Fund's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during that fiscal year.

STATEMENT OF ADDITIONAL INFORMATION: The Statement of Additional Information contains additional and more detailed information about the Fund, and is considered to be a part of this prospectus.

There Are Three Ways To Get A Copy Of These Documents:

1.

Call the Fund toll-free at 1-888-878-2696, visit www.dcmfunds.com or write to the Fund at the address given below, and a copy will be sent without charge.

The DCM Fund

c/o Gemini Fund  Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Also, you may use the above address and toll free telephone number to make inquiries to the Fund.

2.

Write or e-mail to the Public Reference Section of the Securities and Exchange Commission ("SEC") at Public Reference Section of The SEC Washington, D.C. 20549-0102; publicinfo@sec.gov and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below:

1-202-942-8090

3.

 Go to the SEC's website (www.sec.gov) and download a free html version.

The DCM Series Trust SEC file number: 811-09527

THE DCM FUND

A SERIES OF THE

DCM SERIES TRUST

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2005

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the DCM Fund dated January 28, 2005, as amended from time to time, a copy of which may be obtained without charge by calling 1-888-878-2696 or writing to Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137

TABLE OF CONTENTS

INTRODUCTION

2

INVESTMENT OBJECTIVE AND POLICIES

2

TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

4

PORTFOLIO HOLDINGS INFORMATION

21

TRUSTEES AND OFFICERS

22

COMPENSATION TABLE

24

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES

25

CODE OF ETHICS

25

PROXY VOTING POLICIES

25

INVESTMENT ADVISORY AND OTHER SERVICES

26

PLAN OF DISTRIBUTION

28

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

30

TAX STATUS

31

NET ASSET VALUE

35

CAPITAL STRUCTURE

35

SHAREHOLDER AND TRUSTEE LIABILITY

37

HOW TO BUY AND SELL SHARES

37

SERVICE PROVIDERS

39

FINANCIAL STATEMENTS

39

APPENDIX – A

A-1

APPENDIX – B

B-1

APPENDIX – C

C-1

INTRODUCTION

The DCM Fund ("Fund") is a series of the DCM Series Trust (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. The Trust is a Massachusetts business trust formed on August 5, 1999. As of the date of this Statement of Additional Information ("SAI"), the Fund is the only series of the Trust.

INVESTMENT OBJECTIVE AND POLICIES

The Fund is a non-diversified fund that seeks long-term growth of capital.

Fundamental Investment Restrictions

The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust are present or represented by proxy. As fundamental policies, the Fund may not:

(1)

Invest 25% or more of the value of its total assets in

any particular industry (other than U.S. government

securities).

(2)

Invest directly in real estate; however, the Fund may

own debt or equity securities issued by companies

engaged in  that business.

(3)

Purchase or sell physical commodities other than foreign

currencies unless acquired as a result of ownership of

securities (but this limitation shall not prevent the

Fund from purchasing or selling options, futures, swaps

and forward contracts or from investing in securities or

other instruments backed by physical commodities).

(4)

Lend any security or make any other loan if, as a

result, more than 25% of the Fund's total assets would

be lent to other parties (but this limitation does not

apply to purchases of commercial paper, debt securities

or repurchase agreements).

(5)

 Act as an underwriter of securities issued by others,

except to the extent that the Fund may be deemed an

underwriter in connection with the disposition of

portfolio securities of the Fund.

(6)

Issue senior securities, except as permitted under the

Investment Company Act of 1940, as amended (the "1940

Act").

(7)

Borrow money, except that the Fund may borrow money for

temporary or emergency purposes (not for leveraging or

investment) in an amount not exceeding 33 1/3% of the

value of its total assets (including the amount

borrowed) less liabilities (other than borrowings). If

borrowings exceed 33 1/3% of the value of the Fund's

total assets by reason of a decline in net assets, the

Fund will reduce its borrowings within three days to the

extent necessary to comply with the 33 1/3% limitation.

This policy shall not prohibit reverse repurchase

agreements, deposits of assets to margin or guarantee

positions in futures, options, swaps or forward

contracts, or the segregation of assets in connection

with such contracts. The Fund will not purchase

securities while its borrowings exceed 5% of the Fund's

total assets.

In addition, as a fundamental policy, the Fund may not own more than 10% of the outstanding voting securities of any one issuer and, as to 50% of the value of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets.

Additional Investment Restrictions

The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

(a) The Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

(b) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

(c) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions,

and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(d) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guaranteed positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

(e) The Fund does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, ("Rule 144A Securities"), or any successor to such rule, and Section 4(2) commercial paper issued in reliance on Section 4(2) of the Securities Act of 1933, as amended, ("Section 4(2) Commercial Paper"). Accordingly, such securities may not be subject to the foregoing limitation.

(f) The Fund may not invest in companies for the purpose of exercising control of management.

For purposes of the Fund's investing in a particular industry, the Fund will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single-class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the Securities and Exchange Commission ("SEC").

Except as otherwise noted herein and in the Fund's Prospectus, the Fund's investment objectives and policies may be changed by a vote of the Trustees without a vote of shareholders.

TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at acceptable prices and may have to dispose of such securities over extended periods of time. Derby Capital  Management, the Fund's investment adviser (the "Adviser") will take reasonable steps  to bring the Fund into compliance with this policy if the level of illiquid investments were to exceed 15%. The Fund may invest in (i) securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, and (ii) securities that are sold in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Such securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than their fair value and in some instances, it may be difficult to locate any purchaser. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A Securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Securities which are freely tradable under Rule 144A may be treated as liquid if the Trustees of the Fund are satisfied that there is sufficient trading activity and reliable price information. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of the Fund's portfolio to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such 144A Securities.

See Appendix A for risks associated with certain other investments.

The Trustees have authorized the Adviser to make liquidity determinations with respect to its securities, including Rule 144A Securities and Section 4(2) Commercial Paper. Under the guidelines established by the Trustees, the Adviser will consider the following factors: (1) the frequency of trades and quoted prices for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of Section 4(2) Commercial Paper, the Adviser will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

Zero Coupon, Step Coupon Securities And Pay-In-Kind

The Fund may invest up to 5% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value and they do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. As a "regulated investment company" under the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds to its shareholders. Because the Fund will not receive cash payments on a current basis in respect of accrued original issue discount payments, in some years the fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

The Fund may invest up to 5% of its total assets in various types of pass-through securities, such as mortgage-backed securities and asset-backed securities. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble GNMA Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for a specified period of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of the Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash and that the Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Other Income-Producing Securities

Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

Standby Commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its net assets in inverse floaters.

The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the portfolio.

Futures, Options And Other Derivative Instruments

Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodities Futures Trading Commission (“ CFTC”) and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian.

The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes.

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

The Fund's primary purpose in entering into futures contracts is to protect it from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract would increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures.

Futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be adversely affected by entering into such contracts if the portfolio manager's investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly such Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Options on Futures Contracts. The Fund may buy and write put and call options on futures contracts. An option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbrain market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

Options on Foreign Currencies. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Options on Securities. The Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

A put option written by the Fund is "covered" if the Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.

The Fund also may write call options that are not covered for cross-hedging purposes. The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then-current market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is a less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbrain Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Swaps and Swap-related Products. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. The Adviser will monitor the creditworthiness of all counter parties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardizing swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterpart to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterpart default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Additional Derivative Instrument Risks

Additional risks inherent in the use of derivative instruments include:

-

the risk that interest rates, securities prices and currency markets will not move in the direction that the portfolio manager

anticipates;

-

imperfect correlation between the price of derivative instruments and movement in the prices of the securities, interest rates or currencies being hedged;

-

the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

-

inability to close out certain hedged positions to avoid adverse tax consequences;

-

the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits,

either of which may make it difficult or impossible to close out a position when desired;

-

leverage risk, or the risk that adverse price movements in an instrument can result in a loss substantially greater than the

Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

-

particularly in the case of privately negotiated instruments, the risk that the counterpart will fail to perform its obligations,

which could leave the Fund worse off than if it had not entered into the position.

Although the Fund believes the use of derivative instruments will benefit it, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio manager's judgment proves incorrect. When the Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

Short Sales

The Fund may engage in "short sales against the box." This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future, without the payment of additional cost. The Fund will enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Repurchase And Reverse Repurchase Agreements

In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or "collateral." The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities decline before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

The Fund may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Adviser deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Securities

The Fund may invest up to 5% of its total assets in debt securities that are rated below investment grade (i.e., securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Lower-rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. The Fund will not purchase debt securities rated lower than "CCC-" by Standard & Poor's or "Caa" by Moody's. The Fund may invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated debt securities will be included in the stated limit for investments in high-yield investments by the Fund unless the portfolio manager deems such securities to be the equivalent of investment grade securities.  Financial and Market Risks. Investments in high-yield/high risk securities involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. High-yield securities are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. Issuers of such securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of High Yield/High Risk Securities. Although the Fund generally will purchase securities for which the portfolio manager expects an  active market to be maintained, high-yield/high-risk securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any securities to amounts that the portfolio manager believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.

Credit Risk. The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

General Characteristics Of Foreign Securities

Foreign securities involve certain inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer or the country of issue, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, foreign securities purchased by the Fund may be subject to greater price fluctuation than securities of U.S. companies.

Most foreign stock markets are not as large or liquid as in the United States, fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Investors should recognize that foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Foreign governments can also levy confiscatory taxes, expropriate assets, and limit repatriations of assets. Typically, there is less publicly available information about a foreign company than about a U.S. company, and foreign companies may be subject to less stringent reserve, auditing and reporting requirements. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because investments in foreign securities will usually involve currencies of foreign countries, and because the Fund may hold foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts or purchasing or writing put or call options on foreign currencies.

Investments in the Shares of Other Investment Companies

To a limited extent, the Fund may purchase securities of other investment companies. The Adviser does not expect the Fund to invest more than 10% of its total assets in shares issued by other investment companies and, in no instance, will such investments exceed the levels permitted under the 1940 Act. The Adviser anticipates investing in shares of other investment companies primarily as a means to invest cash in funds consisting of short-term money market instruments and U.S. government securities. To the extent that the Fund invests in other investment companies, the Fund may incur duplicate investment advisory and other fees.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings.   These policies and procedures are designed to protect nonpublic information about the Fund’s portfolio, trading and pending transactions (collectively, “Confidential Fund Information”) and to ensure that any disclosure of Confidential Fund Information is in the best interests of the Fund’s shareholders.

The Fund and the Adviser shall not disclose Confidential Fund Information to any third parties, except:

•

Disclosures to or as directed by the Fund’s Trustees;

•

Disclosures to third-party service providers, where necessary to enable the provider to perform services for the Fund;

•

Disclosures required by any applicable law or by regulatory authorities or law enforcement officials who have jurisdiction over the Adviser, the Fund or other Fund’s service providers;

•

Disclosures necessary to enforce the Fund’s or Adviser’s rights or prevent liability.

Statutory Portfolio Holdings Disclosure:

The Trust discloses the Fund’s portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the Trust’s fiscal year and semi-annual period.

Shareholders may call 1-888-878-2696 to obtain the Fund’s portfolio holdings within two months of the Trust’s first and third fiscal quarter endings, as filed with the SEC on Form N-Q. Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

Selective Portfolio Holdings Disclosure:

The Fund does not selectively disclose its portfolio holdings to any person, other than to rating agencies for use in developing a rating or as otherwise described in this policy. The Fund may disclose its month-end portfolio holdings to rating agencies no sooner than 30 days after the month-end, with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Any disclosures of Confidential Fund Information and any ongoing arrangements to make Confidential Fund Information available to third parties, other than pursuant to the foregoing exceptions, must be: (1) approved in writing by Fund’s Chief Compliance Officer or the Adviser’s Chief Compliance Officer and (2) consistent with the antifraud provisions of the federal securities laws and the Adviser’s fiduciary duties.  It is understood that the Adviser manages accounts for clients other than the Fund, some of which may have portfolios substantially similar to the portfolio of the Fund; however, the Adviser will not identify to such clients the extent to which their portfolio is similar to that of the Fund, and disclosure of portfolio holdings of such clients’ accounts shall not constitute a disclosure of Confidential Fund Information.

Other than as described above, the Fund does not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person.  Neither the Funds nor any other person will receive any compensation or other consideration in return for the disclosure of portfolio holdings information.

TRUSTEES AND OFFICERS

          The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees and Officers of the Fund and their principal occupations during the past five years are set forth below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees*:
Scott Allen, 44 20 3rd Avenue Somerville, MA 02245	Trustee	Infinite; since 4/02	Vice-President/General Manager of M.S. Walker & Co., Member of the Presidents Council for the Distilled Spirits Industry.	1	None
Stuart N. Cole, Esq. 44 1172 Beacon Street Newton, MA 02461	Trustee	Infinite; since 10/99	Partner in the law firm of Barr & Cole, Chief Executive Officer of County Mortgage Trust, Partner and founder of H&S Investments, President of Washington Realty, Inc.	1	County Mortgage Trust, Newton, MA Washington Realty, Inc. Newton, MA

Neal E. Shalom, 46 145 Rosemary Street, Suite E Needham, MA 02494	Trustee	Indefinite; since 4/02	Partner in Equity Industrial Partners Corp.; President of Newmarket Properties Ltd.	1	Auto America, Inc.
Interested Trustees**:
Mark A. Derby, 44 7 Wells Avenue Newton, MA 02459	Trustee, Co-Chairman and President of the Fund	Indefinite; since 10/99	Vice-President of Derby and Company, Inc.	1	None
Jonathan J. Derby, 41 7 Wells Avenue Newton, MA 02459	Trustee, Co-Chairman, Vice-President, Secretary and Treasurer of the Fund	Indefinite; since 10/99	Vice-President and Legal Counsel for Derby and Company, Inc.	1	None

Principal Officers who are not Trustees
Colleen T. McCoy, 50 161 Canterbury Road Rochester, New York 14607
Chief Compliance Officer
Indefinite; since 09/04

Founder and consultant of Canterbury Group LLC (mutual fund consulting) since 2001; chief compliance officer for a number of other mutual fund groups since 2004; Vice President & Business Manager (Global Funds Administration) with JPMorgan Chase (1988-2001).

N/A	N/A

*Stephen Dephoure resigned as Trustee effective July 21, 2004.

**Mark A. Derby and Jonathan J. Derby are brothers.  Each is an officer of Derby & Company, Inc., the Fund’s investment adviser, and are “interested trustees”, as defined by the Investment Company Act of 1940, as amended.

Each of the disinterested trustees has individual account(s) managed by the Adviser. Such individual accounts are charged by the Adviser an advisory fee that is within the range of customary rates charged by the Adviser for accounts of comparable history, size and investment strategy.  During the two most recently completed calendar years, the aggregate amount of fees paid to the Adviser with respect to all individual accounts of any disinterested trustee and immediate family members of such trustee did not exceed $60,000.

 COMMITTEES

The Audit Committee oversees the Fund's financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent certified public accountants.  The members of the Audit Committee of the Board of Trustees are Messrs. Allen and Cole. Mr. Cole acts as the chairperson of such committee.  The Audit Committee met once during the fiscal year ended September 30, 2004.   The Trust has a Nominating Committee composed of Messrs. Cole  (Chairman of the Committee) and Shalom.  The Nominating Committee is responsible for selecting and nominating persons to fill any vacancy occurring on the Board for those Trustees who are not “interested persons” of the Trust.  The Nominating Committee did not meet during the fiscal year ended September 30, 2004.

COMPENSATION TABLE

The Trust pays no salaries or compensation to any of its officers. The Fund pays an annual trustee fee of $2,000 to each Trustee who is not affiliated with the Adviser or Gemini Fund Services, LLC. The following table sets forth the amount of compensation paid by the Trust during the calendar year ended December 31, 2004 to the persons who served as Trustees during such period:

Pension Or

Total Compensation

Retirement Benefits

Estimated Annual

From The Trust And

Name Of Person And

Compensation

Accrued As Part Of

Benefits Upon

Fund Complex Paid

Position

From The Trust

Fund Expenses

Retirement

To Trustee

INTERESTED TRUSTEES

Mark A. Derby

$ 0

None

None

               $0

Trustee,

President

Jonathan J. Derby

$ 0

None

None

                                                    $0

Trustee,

Vice-President

DISINTERESTED TRUSTEES

Scott Allen

 $2,000

              None

             None

             $2,000

Trustee

Stuart N. Cole, Esq.

       $2,000

None

None

    $2,000

Trustee

Stephen Dephoure*

$1,500

None

None

$1,500

Trustee

Neil Shalom

$2,000

None

None

$2,000

Trustee

*Resigned as Trustee effective July 21, 2004.

SHARE OWNERSHIP IN FUND

The following table shows each Trustee's ownership in securities of the Fund as of the calendar year ended December 31, 2004:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity in Securities in All Registered Investment Companies Overseen by Trustee in the Fund Family
Disinterested Trustees:
Scott Allen Stuart N. Cole Neal S. Shalom	$1 - $10,000 $10,001- $50,000 none	Same Same Same

Interested Trustees:
Mark A. Derby Jonathan J. Derby	over $100,000 over $100,000	Same Same

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES

No persons are known to the Trust to have owned 5% or more of the outstanding securities of the Fund as of December 31, 2004.

As of December 31, 2004, the trustees and officers of the Fund, as a group, owned 2.61% of the Fund’s outstanding shares.

CODE OF ETHICS

The Fund, the Adviser and the Distributor have each adopted Codes of Ethics in compliance with Rule 17j-1 of the Investment Company Act of 1940 that restricts personal investing practices by their employees.  Among other provisions, the Codes of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund’s portfolio obtain clearance before executing personal trades in securities that are held or to be acquired by the Fund.  These provisions are designed to ensure that the interests of the Fund and its shareholders come before the interests of the people who manage the Fund.

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s proxy voting policies and procedures are attached as Appendix C to this Statement of Additional Information.

More information. The actual voting records relating to Fund securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) will be available without charge, upon request by calling toll-free, 1-888-878-2696 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-888-878-2696 and will be sent within three business days of receipt of a request.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement. The Adviser of the Fund is Derby Capital Management. Under the terms of the Advisory Agreement, the Adviser furnishes overall investment management for the Fund, provides research and credit analysis, oversees the purchase and sales of portfolio securities, maintains books and records with respect to the Fund's securities transactions and provides periodic and special reports to the Board of Trustees as required.  Mark A. Derby, Jonathan J. Derby and Burton Derby are control persons of the Adviser.  Burton Derby is President of the Adviser and owns less than 5% of the Adviser.

For the Advisory services provided and expenses assumed by it, the Adviser has agreed to a fee from the Fund, computed daily and payable monthly, at an annual rate of 1.00% of average daily net assets.

The Investment Advisory Agreement, which was initially approved by the shareholders of the Trust for a two year period, continues in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the Fund, or (ii) the vote of a majority of the Board of Trustees. The Advisory Agreement is terminable by vote of the Board of Trustees, by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Adviser. The Adviser may also terminate its Advisory relationship with the Fund without penalty on 90 days' written notice to the Trust. The Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).  In approving the continuation of the Investment Advisory Agreement for the current term, the Board reviewed and analyzed independently provided data comparing the Fund’s expense ratio and performance data with those of other funds with similar investment objectives.  The Board also considered the nature and quality of the services provided by the Adviser and the fairness of the compensation payable to the Adviser.  All these issues were thoroughly evaluated by the Board to determine that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

For the fiscal year ending September 30, 2005, the Adviser agreed to waive its advisory fee and reimburse other operating expenses in excess of 1.75% (excluding brokerage commission, interest, taxes and extraordinary expenses) of the Fund’s average daily net assets. For the fiscal year ended September 30, 2002, 2003 and 2004 the Adviser had voluntarily agreed to waive its Advisory fee and reimburse other expenses to the extent the Fund’s operating expenses exceeded 1.50% (excluding brokerage commission, interest, taxes and extraordinary expenses) of the Fund’s average daily net assetsFor the fiscal year ended September 30, 2002, the Adviser voluntarily waived its Investment Advisory fees, which amounted to $88,011, and reimbursed expenses in the amount of $3,572.  For the fiscal year ended September 30, 2003, the Adviser voluntarily waived its Investment Advisory fees, which amounted to $89,194 and reimbursed expenses in the amount of $4,225.  For the fiscal year ended September 30, 2004, the Adviser voluntarily waived its Investment Advisory fees, which amounted to $75,455.

Administrator

The Administrator for the Fund is Gemini Fund Services, LLC (the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative and fund accounting services to retail and institutional mutual funds. Pursuant to an Administrative Service Agreement with the Fund, the Administrator provides all administrative services necessary for the Fund, subject to the supervision of the Board of Trustees.

The Administrative Service Agreement is terminable by the Board of Trustees of the Fund or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of Trustees for one-year periods thereafter. The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administrative Service Agreement, the Administrator provides all administrative services, including, without limitation: (i) services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and SAI in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Code and the Prospectus.

The Administrator, pursuant to the Administrative Service Agreement, provides the Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

Administrator's Fees

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee based on the Fund's average net assets. The Fund also pays the Administrator for any out-of-pocket expenses.

In return for providing the Fund with all accounting, transfer agency and dividend agent related services, the Fund pays the Administrator a monthly fee based on the Fund's average net assets, plus any out-of-pocket expenses for such services. For the fiscal years ended September 30, 2002, September 30, 2003 and September 30, 2004, Administration fees amounted to $49,039, $47,363 and $48,052, respectively.

Custodian, Transfer Agent And Dividend Agent

The Bank of New York (the "Custodian") serves as custodian for the Fund's cash and securities. Pursuant to a Custody Agreement, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. Gemini Fund Services, LLC., acts as the Fund's transfer and dividend agent.

Distribution Agreement

Pursuant to an Underwriting Agreement, Aquarius Fund Distributors, LLC (the "Distributor") has agreed to act as the principal underwriter for the Fund in the sale and distribution to the public of shares of the Fund, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution (the "Plan"), which was reviewed and approved by a majority of the disinterested Trustees of the Fund, pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that the Fund will reimburse the Distributor for certain expenses and costs incurred in connection with providing marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts, to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ("shareholder servicing") and financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Fund, which is subject to a maximum of 0.25% per annum of the Fund's average daily net assets. Fees paid under the Plan may not be waived for individual shareholders.

Each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish quarterly and year-end statements and confirmations within five business days after activity in the account; transmit to shareholders of the Fund proxy statements, annual reports, updated prospectuses and other communications; receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request.

The Plan, the shareholder servicing agreements and the form of distribution agreement each provide that the Adviser or the Distributor may make payments from time to time from their own resources which may include the Advisory fee and the asset based sales charges and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions of the Fund; to compensate certain financial intermediaries for providing assistance in distributing Fund shares; (ii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors; and (iii) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers with whom it has contracted, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay the Distributor for any fiscal year under the shareholder servicing agreements or otherwise.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by the Fund, the Distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations, must be in a form satisfactory to the Board of Trustees. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made for review by the Board of Trustees.  During the fiscal year ended September 30, 2004, the Plan was not in effect, hence the Fund did not accrue any fees.

Other Expenses

The Fund pays certain operating expenses that are not assumed by the Adviser, the Administrator or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator, the Distributor and the Transfer Agent, are deducted from income of the Fund before dividends are paid. These expenses include, but are not limited to, organizational costs, fees and expenses of officers and Trustees who are not affiliated with the Adviser, the Administrator or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

The Fund's assets are invested by the Adviser in a manner consistent with its investment objectives, policies, and restrictions and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

U.S. Government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The Adviser will select broker-dealers, including the Distributor, to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.  For the fiscal years ended September 30, 2002, September 30, 2003, and September 30, 2004 the Fund paid brokerage commissions of $5,032, $5,013 and $5,918, respectively.

It has for many years been a common practice in the investment Advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to the Adviser and its affiliates in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

As permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Adviser's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. The Adviser does not currently intend to cause the Fund to make such payments. It is the position of the staff of the SEC that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, the Adviser will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

TAX STATUS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market  discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddles. The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy its distribution requirements for relief from income and excise taxes. The Fund will monitor its transactions and may make such tax elections as Fund management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments. The Fund's status as a regulated investment company may limit its transactions involving foreign currency, futures, options, and forward contracts.

Certain transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

Currency Fluctuations--"Section 988" Gains or Losses. The Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes. Some of the Fund's investments will be maintained and income there from calculated by reference to certain foreign currencies, and such calculations will not necessarily correspond to the Fund's distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement for qualification as a regulated investment company. Even if a fund so qualified, these restrictions could inhibit its ability to distribute all of its income in order to be fully relieved of tax liability.

Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables (including dividends) or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of the acquisition of the security or other instrument and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, or, in some cases, as capital gain, rather than as an ordinary dividend.

Passive Foreign Investment Companies. The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Distributions. Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable to shareholders at the applicable  long-term capital gains rate, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and they are not eligible for the dividends received deduction. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

Disposition of Shares. Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon the amount realized and the shareholder's basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of the Fund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

Backup Withholding. The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions and gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All distributions and proceeds from the redemption of the Fund's shares will be subject to withholding of federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

Other Taxation. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not address all of the tax consequences applicable to the Fund or shareholders, and shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

NET ASSET VALUE

Shares are purchased at their net asset value per share. The Fund calculates its net asset value (NAV) as follows:

NAV =  (Value of Fund Assets) -  (Fund Liabilities)

Number of Outstanding Shares

Net asset value is determined as of the end of trading hours on the NYSE (currently 4:00 p.m. New York City time) on days that the NYSE is open.

A security listed or traded on a recognized stock exchange or quoted on NASDAQ is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded or on NASDAQ. If no sale is reported at that time the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Where quotations are not readily available, the Fund's investments are valued at fair value as determined by management and approved in good faith by the Trustees pursuant to guidelines adopted by the Fund. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Trustees subject to review and determination of the appropriate price by the Adviser, whenever a furnished price is significantly different from the previous day's furnished price. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value.

Generally, trading in foreign securities, as well as U.S. Government securities and certain cash equivalents and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and at the close of the NYSE, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by management and approved in good faith by the Trustees.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars furnished by a pricing service approved by the Trustees.

CAPITAL STRUCTURE

The Trust's Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of only one series. The Trustees may, however, establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Each share of the Fund represents an equal proportionate interest in the assets of the Fund. Upon liquidation of the Trust, shareholders of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees and officers of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders.

The Declaration of Trust authorizes the Trustees, with shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

SHAREHOLDER AND TRUSTEE LIABILITY

As a Massachusetts business trust, the Trust's operations are governed by its Declaration of Trust dated August 5, 1999, a copy of which is on file with the office of the Secretary of State of The Commonwealth of Massachusetts. Theoretically, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust or any series of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Trust itself will be unable to meet its obligations. In light of the nature of the Trust's business and the nature and amount of its assets, the possibility of the Trust's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is remote.  The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

HOW TO BUY AND SELL SHARES

Purchase Of Shares

Shares of the Fund may be purchased at the net asset value per share next determined, after receipt of an order by the Fund's Transfer Agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. The Fund's minimum initial investment is $2,500 (except for retirement accounts for which the minimum initial investment is $1,000 and for gifts to minors accounts for which the minimum initial investment is $500) and the minimum subsequent investment is $100, $50 for gifts to minors accounts and for automatic investment plan investments.

Redemption Of Shares

Redemption of shares, or payment for redemptions, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

Shareholders who purchased shares through a broker-dealer may also redeem such shares by written request to the Transfer Agent which shares are held by the Transfer Agent at the address set forth in the Prospectus. To be considered in "good order", written requests for redemption should indicate the dollar amount or number of shares to be redeemed and refer to the shareholder's Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

The Fund charges a redemption fee equal to 1.00% of the value of Fund shares redeemed within six months of purchase.

Share purchases and redemptions are governed by Massachusetts law.

SERVICE PROVIDERS

Investment Adviser

Derby Capital Management, 7 Wells Avenue, Newton, MA  02459

Administrator

Gemini Fund Services, LLC, Hauppauge Corporate Center, 150 Motor Parkway,

Hauppauge, NY 11788-0132

Counsel

Goodwin Procter LLP, Exchange Place, Boston, MA 02109

Custodian

Bank of New York, One Wall Street, New York, New York 10286

Independent Accountants

Russell, Brier & Co. LLP, Ten P.O. Square, 6th Floor, Boston, MA 02109

Distributor

Aquarius Fund Distributors, LLC, 4020 South 147th St., Omaha NE 68137

Transfer Agent

Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137

FINANCIAL STATEMENTS

     The financial statements and independent auditors’ report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s annual report to the shareholders for the period ended September 30, 2004.  The Fund will provide the annual report without charge by calling the Fund at 1-888-878-2696.

APPENDIX A

INVERSE FLOATERS* are debt instruments whose interest bears an inverse relationship to the interest rate on another security.

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt.  These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.  These securities involved prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates.  In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate.  Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES (“PFICS”) are any foreign corporations, which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income.  Passive income includes dividends, interest, royalties, rents and annuities.  Income tax regulations may require the Fund to recognize income associated with the PFIC prior to the actual receipt of any such income.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation.  Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand.  This technique offers a method of earning income on idle cash.  These securities involve the risk that the seller will fail to repurchase the security, as agreed.  In that case, the Fund will bear the risk of market value fluctuation until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS* involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time.  This technique will be used primarily to provide cash to satisfy unusually heavy redemption requests.

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by the Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest.  The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued.  The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity.  The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTIN BOND* are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit.  Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years.  U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities.  Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government.  Some agency securities are supported, by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts.  These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate.  The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant.  The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future—i.e., beyond normal settlement.  The Fund does not earn interest on such securities until settlement, and the Fund bears the risk of market value fluctuations in between the purchase and settlement dates.  New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value.  The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity.  The market value of these securities generally fluctuates more in response to changes in interest rates than in interest-paying securities of comparable maturity.

FUTURES, OPTIONS AND OTHER DERIVATIVES

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time.  Forward contracts are not currently exchange traded and are typically negotiated on an individual basis.  The Fund may enter into forward currency contracts to hedge against declines in the value of securities dominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities.  It may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to delivery an instrument or money at a specified price on a specified date.  The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities.  The Fund may also buy options on futures contracts.  An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.  Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.  Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates).  Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments.  The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.  The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.

APPENDIX B

RATINGS OF INVESTMENT SECURITIES

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Fund’s investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed.  A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating should be evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources, which they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Services, Inc. and Standard & Poor’s Corporation.

MOODY’s INVESTORS SERVICE, INC. RATINGS

Aaa—Bonds rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  Although the various protective elements are likely to changes, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing.  Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations, which are speculative in a high degree.  Such bonds are often in default or have other marked shortcomings.

STANDARD & POOR’s CORPORATION RATING

AAA—Bonds rated AAA have the highest rating.  Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation.  Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

APPENDIX C

Proxy Voting Policies and Procedures

DCM SERIES TRUST

PROXY AND CORPORATE ACTION VOTING

POLICIES AND PROCEDURES

I.

POLICY

Derby Capital Management  (the “Adviser”) act as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”).  Adviser’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts.  Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

II.

PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.

PROCEDURES

Jonathan Derby is ultimately responsible for ensuring that all proxies received by Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. below, “Guidelines”), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

Jonathan Derby is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.

Conflicts of Interest

Examples of potential conflicts of interest include situations where the Adviser or an affiliate, or personnel of either entity:

• Manages a pension plan of a company whose management is soliciting proxies;

• Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

• Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

Where a proxy proposal raises a material conflict between Adviser’s interests and a client’s interest, including a mutual fund client, Adviser will resolve such a conflict in the manner described below:

1.

Vote in Accordance with the Guidelines.  To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.

Obtain Consent of Clients.  To the extent that Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of Adviser’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, Adviser will abstain from voting the securities held by that client’s account.

3.

Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct Adviser to forward all proxy matters in which Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, Adviser will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, Adviser will abstain from voting the securities held by that client’s account.

Jonathan Derby will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflict of interest so identified by Adviser will be addressed as described above in this Section III.A.

B.

Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where Adviser has determined that it is in the client’s best interest, Adviser will not vote proxies received.  The following are certain circumstances where Adviser will limit its role in voting proxies:

1.

Client Maintains Proxy Voting Authority:  Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, Adviser will not vote the securities and will direct the relevant custodian to sent the proxy material directly to the client.  If any proxy material is received by Adviser, it will promptly be forwarded to the client or specified third party.

2.

Terminated Account:  Once a client account has been terminated with Adviser in accordance with its investment advisory agreement, Adviser will not vote any proxies received after the termination.  However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.

Limited Value:  If Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client’s proxies.  Adviser also will not vote proxies received for securities that are no longer held by the client’s account.  In addition, Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4.

Securities Lending Programs When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, Adviser may recall the security for purposes of voting.

5.

Unjustifiable Costs:  In certain circumstances, after doing a cost-benefit analysis, Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

IV.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information and a copy of any written response by the Adviser to any such client request; (v) any documents prepared by Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of Adviser’s Policies and Procedures by written request addressed to Adviser.  Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

V.

GUIDELINES

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.

Oppose

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category would include:

1.

Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a.

Proposals to stagger board members’ terms;

b.

Proposals to limit the ability of shareholders to call special meetings;

c.

Proposals to require super majority votes;

d.

Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.

Proposals regarding “fair price” provisions;

f.

Proposals regarding “poison pill” provisions; and

g.

Permitting “green mail”.

2.

Providing cumulative voting rights.

3.

“Social issues,” unless specific client guidelines supersede.

4.

Election of directors recommended by management, except if there is a proxy fight.

B.

Approve

Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management.  Traditionally, these issues include:

1.

Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

2.

Date and place of annual meeting.

3.

Limitation on charitable contributions or fees paid to lawyers.

4.

Ratification of directors’ actions on routine matters since previous annual meeting.

5.

Confidential voting

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on  shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.

Limiting directors’ liability

7.

Eliminate preemptive right

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

8.

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.

Employee Stock Purchase Plan

10.

Establish 401(k) Plan

C.

Case-By-Case

The Adviser will review each issue in this category on a case-by-case basis.  Voting decisions will be made based on the financial interest of the client .  These matters include:

1.

Pay directors solely in stocks

2.

Eliminate director mandatory retirement policy

3.

Rotate annual meeting location/date

4.

Option and stock grants to management and directors

5.

Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.